[Cover is blue and says "Defined Asset Funds, Select Ten Portfolio. Sometimes, simple strategies can be the most effective." A flag is also depicted on the cover.]

[Text begins inside]

Our Select Ten Portfolio -- it's simple.

Maybe you've heard of "The Dow Ten" or even "The Dogs of the Dow." However you refer to it, this contrarian strategy of investing each year in the ten highest dividend-yielding stocks of the Dow Jones Industrial Average(*)
(DJIA) looks for equity value by investing in established companies whose prices may be depressed. After all, to a contrarian investor, bad news can be good news, and unfavorable developments may create special opportunities.

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(*)Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average"
is unaffiliated with and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to he Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.

The Select Ten Portfolio
The Select Ten Portfolio employs a simple strategy of investing in the ten highest dividend-yielding stocks in the DJIA, and holding them for about one year. When a Portfolio ends you may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy, if available, or you can take the cash. Although this is a one year investment, we recommend you stay with the Strategy for a minimum of three to five years.

Past Performance of Prior Select Ten Portfolios
The chart below shows average annual total returns for each of the three established Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each
Series:

[A chart divided in two and entitled "Series from Inception through 6/30/97" and "Most Recently Completed Portfolio", respectively follows.]

             Inception    Return        Period                Return
A Series     1/3/92       17.08%        1/18/96 - 2/28/97     31.27%
B Series     5/17/91      17.32%        5/20/96 - 6/27/97     27.54%
C Series     9/1/92       20.78%        9/12/95 - 10/31/96    30.30%

Past performance is no guarantee of future results. Average annual total returns represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series Since Inception and Most Recently Completed Portfolio will differ because Series Since Inception figures reflect a reduced sales charge for consecutive rollovers. Also, the returns will differ because the performance period of the Most Recently Completed Portfolio is different.

Hypothetical Results
We analyzed the Strategy of investing in the ten highest dividend-yielding stocks to see how it compared to the DJIA and the S&P 500*. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA in 11 and the S&P 500 Index in 20 of the last 25 years if sales charges and expenses were deducted and would have produced a loss in 5 of those years. But, as you can see from the chart below, the results are compelling.

Defining Your Risks
Select Ten Portfolios are designed for investors willing and able to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital. The value of the investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year.

[A mountain chart entitled "Hypothetical Performance of the Strategy (not any Portfolio)", compares the growth of $10,000 invested in 1972 through 6/30/97 of the Strategy (net of sales charges and expenses) [blue], the DJIA [maroon] and the S&P 500 Index [dark green]. A box in the upper left quadrant indicates the components of the chart. Each entity is labeled with a dollar value: $471,379 [blue], $241,749 [maroon] and $221,444 [dark green]. The y-axis reflects the years: 1972, 1977, 1982, 1987, 1992 and 1996.]

[The caption under the chart reads as follows:]

There can be no assurance that any Portfolio will outperform either index. Returns represent price changes plus dividends reinvested at each year end and do not reflect commissions or taxes. Only Strategy performance reflects the deduction of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year), and estimated expenses (about 0.20% a year). Portfolio performance will also differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighted equally. For a more complete discussion of Strategy and Portfolio performance please speak to your financial professional.

Act Now!
You can get sarted with the Select Ten Strategy right now with as little as $250. Simply return the attached coupon to receive a free copy of our brochure. Ask your financial professional for a free prospectus containing more complete information on the Select Ten Portfolio, including all sales charges and expenses. Be sure to read the prospectus carefully before you invest. [A mailing card follows].